UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___________________)

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The Hartford Mutual Funds, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other than the Registrant)

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THE HARTFORD MUTUAL FUNDS, INC.,
on behalf of
The Hartford Target Retirement 2010 Fund
The Hartford Target Retirement 2020 Fund
The Hartford Target Retirement 2030 Fund

May 5, 2009

Dear Shareholders:

You are cordially invited to attend a Special Meeting of Shareholders (the “Meeting”) of Class B and Class C shares of The Hartford Target Retirement 2010 Fund, The Hartford Target Retirement 2020 Fund and The Hartford Target Retirement 2030 Fund (the “Funds”), each a series of The Hartford Mutual Funds, Inc. (the “Company”). The Meeting will take place on July 16, 2009 at 1:00 p.m. Eastern Time at the offices of Hartford Investment Financial Services, LLC (“HIFSCO”), 200 Hopmeadow Street, Simsbury, Connecticut 06089.

At the Meeting, shareholders will be asked to vote on the matters listed in the attached Notice of Special Meeting of Shareholders. As explained in the enclosed Proxy Statement, the purpose of the Meeting is for each affected class of each Fund to vote on approval of:

Proposal No.	Description of Proposal
1

The approval of Articles of Amendment of the Company and a Plan of Reclassification for each of The Hartford Target Retirement 2010 Fund, The Hartford Target Retirement 2020 Fund and The Hartford Target Retirement 2030 Fund pursuant to which Class B shares will be reclassified as Class A shares (“Proposal 1”).

(Proposal 1 only applies to Class B shareholders of each Fund and must be voted on separately by Class B shareholders of each Fund.)
2

The approval of Articles of Amendment of the Company and a Plan of Reclassification for each of The Hartford Target Retirement 2010 Fund, The Hartford Target Retirement 2020 Fund and The Hartford Target Retirement 2030 Fund pursuant to which Class C shares will be reclassified as Class A shares (“Proposal 2” and, together with Proposal 1, the “Proposals”).

Proposal No.	Description of Proposal
(Proposal 2 only applies to Class C shareholders of each Fund and must be voted on separately by Class C shareholders of each Fund.)
3	To transact such other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof.

The Company’s Board of Directors has reviewed and approved the Proposals and recommends that you vote FOR the Proposal applicable to you. The Proxy Statement provides more information on the Proposals. Please read it carefully, complete the enclosed proxy card, and return your completed proxy card in the enclosed, addressed, postage-paid envelope; or take advantage of the telephonic or internet voting procedures described in the Proxy Statement. YOUR VOTE IS IMPORTANT. If we do not hear from you after a reasonable period of time, you may receive a telephone call from a representative of The Hartford Financial Services Group, Inc. (“The Hartford”) or from our proxy solicitor, Broadridge Investor Communication Solutions, Inc., reminding you to vote your shares.

Very truly yours,

John C. Walters President and Chief Executive Officer

IMPORTANT INFORMATION

We encourage you to read the enclosed Proxy Statement. However, we thought it would be helpful to provide brief answers to some questions.

Q1. What proposals are shareholders being asked to consider at the upcoming special meeting?

A1. Class B Shareholders. If you own Class B shares of any of the Funds, Proposal 1 is applicable to you. Proposal 1 seeks approval by Class B shareholders of each of The Hartford Target Retirement 2010 Fund, the Hartford Target Retirement 2020 Fund and the Hartford Target Retirement 2030 Fund (each a “Fund,” and together, the “Funds”), each a series of The Hartford Mutual Funds, Inc. (the “Company”), of an amendment to the Company’s Articles of Incorporation and approval of a Plan of Reclassification necessary to reclassify Class B shares of each Fund as Class A shares of that same Fund. Class B shareholders of each Fund will vote separately on Proposal 1.

Class C Shareholders. If you own Class C shares of any of the Funds, Proposal 2 is applicable to you. Proposal 2 seeks approval by Class C shareholders of each Fund of an amendment to the Company’s Articles of Incorporation and approval of a Plan of Reclassification necessary to reclassify Class C shares of each Fund as Class A shares of that same Fund. Class C shareholders of each Fund will vote separately on Proposal 2.

Proposal 1 and Proposal 2 are collectively referred to as the “Proposals.” Each class of each Fund will vote separately on the applicable Proposal.

Q2. Why are the Proposals being made?

A2. The Funds’ investment adviser, Hartford Investment Financial Services, LLC (“HIFSCO”) and the Company’s Board of Directors believe that the Proposals are in the best interest of each Fund and each affected class. Class B and Class C of each Fund have not reached sufficient scale. Furthermore, there is no longer an active distribution of Class B and Class C shares of the Funds. HIFSCO does not intend to pursue a distribution strategy for Class B and Class C shares of the Funds. While there is no current active distribution of Class A shares, Class B shareholders and Class C shareholders are expected to benefit from the Proposals because the net operating expenses of Class A shares are expected to be lower than the net operating expenses of Class B and Class C shares. Therefore, Class A shares provide an opportunity for more efficient management and lower total operating expenses over time than Class B and Class C shares of each Fund.

Q3. How will the Proposals affect Class B and Class C shareholders?

A3. Under the Proposals, shareholders of Class B and Class C shares of each Fund will remain invested in the same Fund, with the same investment objectives and investment management. No sales charges would be incurred by shareholders of Class B and Class C shares of each Fund for the reclassifications into Class A shares under the Proposals. In addition, HIFSCO will waive contingent deferred sales charges for Class B and Class C shares that are reclassified as Class A shares under the Proposals.

Please note that if you purchase additional Class A shares after the Proposals are implemented (including purchases through an automatic investment plan), up-front sales charges currently applicable to Class A shares will be incurred, unless you are able to meet the waiver requirements disclosed in the prospectus.

After the Proposals are implemented, Class B and C shareholders of each Fund are expected to experience lower Fund expenses due to Class A’s lower net operating expenses because Class A shareholders currently pay 0.25% of the average daily net assets attributable to the class for distribution and service (12b-1) fees, while Class B and Class C shareholders each pay 1.00% of the average daily net assets attributable to each class for distribution and service (12b-1) fees.

Please see the section of the Funds’ Prospectus entitled “Transaction Policies” for additional information regarding purchases, redemptions and exchanges.

Q4. Why are shareholders being asked to approve the Proposals?

A4. Shareholder approval of each Proposal is required under the terms of the Company’s organizational documents and Maryland law. To reclassify a class of shares of each Fund, shareholders of a majority of the outstanding shares of the class of each Fund must approve Articles of Amendment (to amend the Company’s Articles of Incorporation) and a Plan of Reclassification. Please see the section entitled “General Overview of All Proposals” of the Proxy Statement for additional information.

Q5. Will the Proposals result in higher expenses for any of the reclassified shares?

A5. No. If the Proposals are approved, Class B and Class C shareholders are expected to experience lower Fund expenses after reclassification of their shares as Class A shares. Please refer to page 5 of the Proxy Statement for the fees and expenses table.

Q6. What will happen if one or more of the Proposals are not approved by shareholders of a majority of the outstanding shares of that class of the Fund?

A6. If a Proposal is not approved separately by each class of each Fund, then the reclassification will not be implemented for such class of that Fund and the Board of Directors may consider whether another course of action is appropriate and in the best interests of shareholders of that class of that Fund.

Q7. Has the Board of Directors approved the Proposals?

A7. Yes. The Board of Directors has reviewed and approved the Proposals, and recommends that you vote FOR the Proposal(s) applicable to you.

Q8. How can I vote?

A8. You can vote:

•	By mail: complete and return your proxy card in the addressed postage-paid envelope.

•	By telephone: call the toll-free number listed on your proxy card and follow the recorded instructions.

•	By internet: log on to the website listed on your proxy card and follow the on-screen instructions.

Whichever method you choose, please take the time to read the Proxy Statement before you vote.

Q9. When should I vote?

A9. Please vote as soon as possible. Representatives of The Hartford or Broadridge Investor Communication Solutions, Inc., a firm authorized by The Hartford to assist in the solicitation of proxies, may be contacting you to urge you to vote on this important matter.

Q10. Where can I obtain additional information about this Proxy Statement?

A10. For information about voting, please call toll-free 1-866-586-0577. To view The Hartford Mutual Funds’ Annual Report for the year ended October 31, 2008 or the Funds’ Prospectus and Statement of Additional Information dated March 1, 2009, please go to www.hartfordinvestor.com and see the hyperlinks labeled “Prospectus & Literature” under “Mutual Funds.” To obtain additional information about this Proxy Statement, please go to www.proxyvote.com on or after May 15, 2009 or call 1-866-586-0577 to request a copy.

THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSALS. PLEASE READ IT CAREFULLY.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders (the “Meeting”) of the Class B and Class C shareholders of The Hartford Target Retirement 2010 Fund, The Hartford Target Retirement 2020 Fund and The Hartford Target Retirement 2030 Fund (each a “Fund” and, together, the “Funds”), each a series of The Hartford Mutual Funds, Inc. (the “Company”), will take place on July 16, 2009 at 1:00 p.m. Eastern Time at the offices of Hartford Investment Financial Services, LLC (“HIFSCO”), 200 Hopmeadow Street, Simsbury, Connecticut 06089 for the following purposes:

	Proposal	Class Affected	Funds Affected	Page
1.	The approval of Articles of Amendment of the Company and a Plan of Reclassification pursuant to which Class B shares will be reclassified as Class A shares of the same Fund.	Class B	The Hartford Target Retirement 2010 Fund, The Hartford Target Retirement 2020 Fund and The Hartford Target Retirement 2030 Fund (Each Fund listed above will vote separately on Proposal 1)	6
2.	The approval of Articles of Amendment and a Plan of Reclassification pursuant to which Class C shares will be reclassified as Class A shares of the same Fund.	Class C	The Hartford Target Retirement 2010 Fund, The Hartford Target Retirement 2020 Fund and The Hartford Target Retirement 2030 Fund (Each Fund listed above will vote separately on Proposal 2)	6
3.	To transact such other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof.

The Board of Directors of the Company recommends that you vote FOR the Proposal applicable to you listed in this notice. Shareholders of record of each Class of each Fund on April 27,

2009 are entitled to notice of and to vote at the Meeting on the Proposal applicable to that class of that Fund.

Please read the enclosed Proxy Statement carefully for information concerning the Proposal applicable to you. Any additional matters that may be presented for shareholder approval at the Meeting would include only matters that were not anticipated as of the date of the enclosed Proxy Statement.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED IN THE PROXY STATEMENT, IN ORDER TO SAVE ANY FURTHER SOLICITATION EXPENSE. AN ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED.

By order of the Board of Directors,

Edward P. Macdonald Secretary

May 5, 2009

THE HARTFORD MUTUAL FUNDS, INC.
500 Bielenberg Drive
Woodbury, Minnesota 55125-4401

The Hartford Target Retirement 2010 Fund,
The Hartford Target Retirement 2020 Fund and
The Hartford Target Retirement 2030 Fund

PROXY STATEMENT
May 5, 2009

The enclosed proxy card is solicited by the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (the “Company”), in connection with the Special Meeting of Shareholders of Class B and Class C shares of The Hartford Target Retirement 2010 Fund, The Hartford Target Retirement 2020 Fund and The Hartford Target Retirement 2030 Fund (each a “Fund” and, together, the “Funds”), to be held July 16, 2009, at 1:00 p.m., Eastern Time, at the offices of Hartford Investment Financial Services, LLC (“HIFSCO”), 200 Hopmeadow Street, Simsbury, Connecticut 06089, and at any adjournment(s) or postponement(s) of the Meeting.

The purpose of the Meeting is set forth in the accompanying Notice, along with a summary of the proposals (each, a “Proposal” and collectively, the “Proposals”). The principal solicitation of proxies will be by the mailing of this Proxy Statement beginning on or about May 12, 2009, but proxies may also be solicited from a representative of The Hartford Financial Services Group, Inc. (“The Hartford”) or Broadridge Investor Communication Solutions, Inc. (“Broadridge), a firm authorized by The Hartford to assist in the solicitation of proxies. The estimated costs of retaining Broadridge is approximately $3,900. The costs of solicitation, including the cost of retaining Broadridge and preparing and mailing the Notice of the Special Meeting of Shareholders and this Proxy Statement, will be paid by HIFSCO, each Fund’s investment manager. As the Meeting date approaches, shareholders may receive a telephone call from a representative of Broadridge if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are reasonably designed to determine that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurate.

HIFSCO serves as each Fund’s investment manager and principal underwriter. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

This joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund and, because shareholders may own shares of more than one Fund or more than one class of each Fund, to avoid burdening shareholders with more than one proxy statement. At the Meeting, each share of a class of a Fund is entitled to one vote on the Proposal affecting that class of the Fund; and a fractional share is entitled to a proportionate share of one vote. If you own shares of more than one class of a Fund or in more than one Fund, you must complete a proxy card for each class of each Fund you own.

If a Proposal is approved with respect to one class of one Fund and not approved with respect to the same class of another Fund, the Proposal will be implemented for the class of the Fund that approved the Proposal and will not be implemented for any class of a Fund that did not approve the Proposal. If shareholders of a majority of the shares of any class of any Fund do not approve the applicable Proposal, the Board of Directors may consider whether another course of action is appropriate and in the best interests of shareholders of that class of that Fund. For example, if Class B shareholders of The Hartford Target Retirement 2010 Fund approve the reclassification of Class B shares as Class A shares, but the Class B shareholders of The Hartford Target Retirement 2020 Fund do not approve the reclassification of Class B shares as Class A shares, the Proposal will be implemented for Class B shares of The Hartford Target Retirement 2010 Fund but will not be implemented for Class B shares of The Target Retirement 2020 Fund and the Board of Directors may consider whether another course of action is appropriate and in the best interests of shareholders of Class B shares of The Hartford Target Retirement 2020 Fund.

Votes can be cast to approve or disapprove a Proposal. Abstentions and broker non-votes (proxy cards received by the Company from brokers or nominees when the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote and has no discretion to vote on a particular matter) will be counted as present for purposes of determining whether a quorum of shares is present at the Meeting, and will have the same effect as a vote “AGAINST” a Proposal. So far as the Board is aware, no matters other than those described in this Proxy Statement will be acted upon at the Meeting. Should any other matters properly come before the Meeting calling for a vote of shareholders, the persons named as proxies intend to vote upon such matters according to their best judgment.

Shareholders may vote by completing and returning the enclosed proxy card. Shareholders may also vote by touchtone telephone or by internet, by following the instructions on the proxy card. To vote by internet or by telephone, shareholders will need the “control number” that appears on the proxy card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposal. Shareholders will have an opportunity to review the voting instructions and make any necessary changes before submitting the voting instructions and terminating the telephone call or internet link.

In all cases where a telephonic proxy is solicited by Broadridge, the Broadridge representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Broadridge representative is required to ask for the person’s title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information previously provided to Broadridge, then the Broadridge representative will explain the proxy voting process, read the Proposal listed on the proxy card and ask for the shareholder’s instructions on the Proposal. Although the Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The Broadridge representative will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Broadridge immediately if his or her instructions are not correctly reflected in the confirmation.

Although a shareholder’s vote may be solicited and taken by telephone, each shareholder will also receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the internet as set forth on the proxy card. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or internet, will be the vote that is counted and will revoke all previous votes by the shareholder.

Shareholders may revoke authority to vote their shares up until voting results are announced for that Proposal at the Meeting or any adjournment of the Meeting by giving written notice of revocation to the Secretary of the Company. Unless revoked, properly executed proxy cards that have been returned by shareholders without instructions will be voted “FOR” the applicable Proposal to reclassify their shares. In instances where choices are specified by the shareholders in the proxy card, those shareholders’ votes will be voted or the votes will be withheld in accordance with the shareholders’ choices.

Only those shareholders owning Class B and Class C shares of each Fund as of the close of business on April 27, 2009 (the “Record Date”) may vote on the Proposal for that class of the Fund at the Meeting or any adjournment(s) or postponement(s) of the Meeting. Appendix A sets forth the total number of issued and outstanding Class B and Class C shares of each Fund as of the Record Date. Each full share outstanding is entitled to one vote, and each fractional share outstanding is entitled to a proportionate share of one vote. As a shareholder, you will not have appraisal rights in connection with the Proposals described in this Proxy Statement.

With respect to each Proposal, the presence, either in person or by proxy, of shareholders owning a majority of shares of a class of a Fund entitled to vote at each Meeting shall constitute a quorum. If a quorum is not present at a Meeting, or if a quorum is present but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of votes. In determining whether to adjourn a Meeting, the following factors may be considered: the nature of the proposal or any matters that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at a Meeting in person or by proxy. If a Proposal receives a sufficient number of votes for approval prior to any adjournment, a Proposal shall be deemed adopted and shall not require any further shareholder approval at any adjournment or otherwise. For purposes of adjournment to vote on the Proposal, the persons named as proxies will vote FOR such adjournment for those proxies for which they are entitled to vote FOR the Proposal and will vote AGAINST any such adjournment for those proxies for which they are required to be voted AGAINST the Proposal. Abstentions and broker non-votes will not be voted either for or against the adjournment. At any subsequent reconvening of the meeting, proxies will (unless previously revoked) be voted in the same manner as they would have been voted at the Meeting.

DESCRIPTION OF PROPOSALS 1 AND 2

APPROVALS REQUIRED TO RECLASSIFY CLASS B AND CLASS C SHARES OF EACH FUND AS CLASS A SHARES OF THE SAME FUND

The Board recommends that Class B and Class C shareholders approve, with respect to The Hartford Target Retirement 2010 Fund, The Hartford Target Retirement 2020 Fund and The Hartford Target Retirement 2030 Fund, the Articles of Amendment and Plan of Reclassification in order to reclassify such shares as Class A shares of the same Fund. Upon the reclassification, each Class B and Class C shareholder will own Class A shares having an aggregate value equal to the aggregate value of the respective Class B or Class C shares held by that shareholder as of the close of business of the day of the reclassification. The table below describes the Proposals and describes the classes and Funds affected.

	Proposals	Class Affected	Funds Affected
1.	The approval of Articles of Amendment of the Company and a Plan of Reclassification pursuant to which Class B shares will be reclassified as Class A shares of the same Fund.	Class B

The Hartford Target Retirement 2010 Fund, The Hartford Target Retirement 2020 Fund and The Hartford Target Retirement 2030 Fund
(Class B shareholders of each Fund listed above will vote separately on Proposal 1)

2.	The approval of Articles of Amendment of the Company and a Plan of Reclassification pursuant to which Class C shares will be reclassified as Class A shares of the same Fund.	Class C

The Hartford Target Retirement 2010 Fund, The Hartford Target Retirement 2020 Fund and The Hartford Target Retirement 2030 Fund
(Class C shareholders of each Fund listed above will vote separately on Proposal 2)

The Board, including a majority of those Directors who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended, (the “1940 Act”)) of the Funds, of the Company or of the investment manager

(“Independent Directors”) approved HIFSCO’s (each Fund’s investment manager’s) proposal to reclassify Class B and Class C shares of each Fund as Class A shares of that same Fund and each applicable Plan of Reclassification.

Each Proposal is subject to approval by the shareholders of a majority of the outstanding shares of each class of each Fund as required under the terms of the Company’s organization documents and Maryland law. Therefore, each reclassification of Class B and Class C shares of each Fund is contingent upon the approval of the Articles of Amendment, the form of which is attached hereto as Appendix B, and a Plan of Reclassification, the form of which is attached hereto as Appendix C, by the holders of a majority of the outstanding shares of each class of each Fund.

ANTICIPATED BENEFITS FOR SHAREHOLDERS

If the Proposals are approved, Class B and C shareholders are expected to experience lower Fund expenses due to Class A’s current lower net operating expenses. Class A shareholders currently pay 0.25% of the average daily net assets attributable to the class for distribution and service (12b-1) fees, while Class B and Class C shareholders each pay 1.00% of the average daily net assets attributable to each class for distribution and service (12b-1) fees. Under the Proposals, shareholders of Class B and Class C shares of each Fund will remain invested in the same Fund, with the same investment objectives and investment management.

No sales charges would be incurred by shareholders of Class B and Class C shares of each Fund for the reclassifications into Class A shares under the Proposals. Please note that if you purchase additional Class A shares after the Proposals are implemented (including purchases through an automatic investment plan), up-front sales charges currently applicable to Class A shares will be incurred, unless you are able to meet the waiver requirements disclosed in the prospectus. In addition, HIFSCO will waive contingent deferred sales charges for Class B and Class C shares that are reclassified as Class A shares under the Proposals.

Please see the section of the Funds’ Prospectus entitled “Transaction Policies” for additional information regarding purchases, redemptions and exchanges.

The table below compares certain fees and expenses of Class B and Class C shares of each Fund to Class A shares of the same Fund in effect as of the date of this Proxy Statement.

	Class B	Class C	Class A
Up-front sales charge	None	None	5.50%[1]
Distribution and service (12b-1) fee	1.00%	1.00%	0.25%
Contingent deferred sales charge	0.00%–5.00%[2]	0.00%–1.00%[2]	None[3]
Maximum/Minimum Investment	Maximum–$99,999 Minimum–$1,000[4]	Maximum–$999,999 Minimum–$1,000[4]	Maximum–Unlimited Minimum–$1,000[4]

(1)

Any up-front sales charge will be waived for Class B and Class C shares in connection with the reclassifications. The maximum sales charge imposed on the purchase of additional shares is 5.50%; the amount of the sales charge may vary from 0% to 5.50%. Please see the sections of the Funds’ Prospectus entitled “How Sales Charges are Calculated” and “Sales Charge Reductions and Waivers” for details on fee waivers and how the sales charge declines as the amount invested in shares of the Fund increases. Please see footnote 3 below regarding investments of $1 million or more.

(2)

Any contingent deferred sales charges will be waived for Class B and Class C shares in connection with the reclassifications. Please see the sections of the Funds’ Prospectus entitled “How Sales Charges are Calculated” and “Sales Charge Reductions and Waivers” for details on fee waivers and how the sales charge declines as the length of time that the shares are held increases.

(3)

Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. Any contingent deferred sales charge that may apply on redemptions of Class A shares will be waived for Class A shares acquired through the reclassifications. See “How Sales Charges are Calculated” in the Funds’ Prospectus for more information.

(4)	Some initial investments made through an Automatic Investment Plan are subject to a $50 minimum to open. See “Opening an Account” in the prospectus for more information.

See “General Overview For All Proposals” below for more information on the Proposals.

GENERAL OVERVIEW FOR ALL PROPOSALS
REASONS FOR THE PROPOSALS

HIFSCO, each Fund’s investment manager, and the Company’s Board of Directors recommend the approval of the

Proposals. HIFSCO and the Board believe that each Proposal is in the best interest of the shareholders of each Fund and each affected class. Class B and Class C of the Funds have not reached sufficient scale. Furthermore, there is no active distribution of Class B and Class C of the Funds. HIFSCO does not intend to pursue a distribution strategy for Class B and Class C shares of the Funds. While there is no current active distribution of Class A shares, Class B shareholders and Class C shareholders are expected to benefit from the Proposals because the net operating expenses of Class A shares are expected to be lower than the net operating expenses of Class B and Class C shares. Class A shareholders currently pay only 0.25% of the average daily net assets attributable to the class for distribution and service (12b-1) fees, while Class B and Class C shareholders each pay 1.00% of the average daily net assets attributable to each class for distribution and service (12b-1) fees. Therefore, Class A shares provide an opportunity for more efficient management and lower total operating expenses over time than Class B and Class C shares of each Fund.

Under the Proposals, shareholders of Class B and Class C shares of each Fund will remain invested in the same Fund, with the same investment objectives and investment manager. No sales charges would be incurred by shareholders of Class B and Class C shares of each Fund for the reclassifications into Class A shares under the Proposals. In addition, HIFSCO will waive contingent deferred sales charges for Class B and Class C shares that are reclassified as Class A shares under the Proposals. See also the discussion above under “Anticipated Benefits for Shareholders.”

HIFSCO and the Company’s Board of Directors also believe that on balance shareholders of each class of each Fund will not be disadvantaged as a result of the Proposals.

All costs, except taxes and extraordinary expenses if any, associated with the Proposals will be paid by HIFSCO.

DESCRIPTION OF THE ARTICLES OF AMENDMENT

The following discussion of the Articles of Amendment is qualified in its entirety by reference to the Articles of Amendment, the form of which is attached hereto as Appendix B.

If a Proposal is approved, the reclassification of that class of that Fund will be implemented in part by amending the

Company’s Articles of Incorporation to reclassify each Fund’s Class B and Class C shares as Class A shares.

DESCRIPTION OF THE PLANS OF RECLASSIFICATION

The following discussion of the terms of each Plan of Reclassification is qualified in its entirety by reference to the Plan of Reclassification, a form of which is attached hereto as Appendix C.

Each Plan of Reclassification, as applicable, provides for all outstanding Class B shares and Class C shares of the applicable Fund to be reclassified as Class A shares of the same Fund. Upon the reclassification of Classes B and C shares, each Class B and Class C shareholder will own Class A shares of the same Fund having an aggregate value equal to the aggregate value of Class B or C shares held by that shareholder as of the close of business of the day of the reclassification. Each Fund will then designate on its books and records each Class B shareholder and Class C shareholder as holding Class A shares of the same Fund.

     *  *  *

Each Proposal will only become effective upon approval by the affirmative vote of holders of a majority of the shareholders of each of Class B and Class C shares of each Fund. If a Proposal is not approved separately by any class of any Fund, then the Proposal will not be consummated for such class of such Fund. If shareholders of a majority of the shares of any class of any Fund do not approve the applicable Proposal, the Board of Directors may consider whether another course of action is appropriate and in the best interests of shareholders of that class of that Fund.

Subject to shareholder approval, the closing date of each reclassification whereby each Proposal will take effect will be on or about July 31, 2009.

FEDERAL INCOME TAX CONSEQUENCES

If approved, each reclassification should be deemed to be a non-taxable exchange under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification of each reclassification as a tax-free transaction means, among other things, that (i) no gain or loss will be recognized under the Code by each Fund or by the shareholders of that Fund as a result of the reclassifications, and

(ii) a shareholder’s adjusted basis for Federal income tax purposes in the Class A shares received in a reclassification will be the same as that shareholder’s adjusted basis immediately before the transaction in the Class B or C shares reclassified. It is anticipated that Dechert LLP, counsel to the Funds, will provide a legal opinion to the effect that, based on certain facts, assumptions, and representations, each reclassification shall constitute a tax-free transaction for Federal income tax purposes.

REQUIRED VOTE

Approval of each Proposal applicable to each class of each Fund requires an affirmative vote of the lesser of (i) more than 50% of the outstanding shares of such class or (ii) 67% or more of the shares of such class present at a meeting if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy. Unless otherwise instructed, the proxies will vote properly executed proxy cards FOR the approval of each Proposal.

The Board unanimously recommends that you vote “FOR” the Proposal applicable to you.

OTHER MATTERS

Other than the Proposals, no other business is expected to be presented at the Meeting. If any other matters are brought before the Meeting, the persons named as proxies will vote on such matters in accordance with their judgment of the best interests of the Company.

BENEFICIAL OWNERS

As of April 30, 2009, all directors and officers as a group owned less than 1% of the outstanding shares of each class of each Fund’s shares. As of April 27, 2009, to the knowledge of the Company, no person owned beneficially more than 5% of the outstanding shares of any class of shares of each Fund, except as listed in Appendix D.

As of April 30, 2009, none of the Independent Directors (or their immediate family members) had share ownership in securities of HIFSCO, each Fund’s investment manager and principal underwriter, or in an entity controlling, controlled by or under common control with HIFSCO (not including registered investment companies).

SHAREHOLDER MAILINGS

To help lower the impact of operating costs, a Fund attempts to eliminate mailing duplicate documents to the same address. When two or more Fund shareholders have the same last name and address, the Fund may send only one prospectus, annual report, semiannual report, general information statement or proxy to that address, rather than mailing separate documents to each shareholder. Shareholders may opt out of this single mailing at any time by calling the Fund at 1-888-843-7824 or writing to the Fund at The Hartford Mutual Funds, P.O. Box 64387 St. Paul, Minnesota 55164-0387, and requesting additional copies of Fund documents. If the information relating to common ownership is not available to the Funds, a shareholder who owns, or shareholders who have the same name and address who own, shares in two or more classes or Funds may receive two or more packages each containing a Proxy Statement and a proxy card for each Fund. Shareholders sharing a single mailing address who are currently receiving multiple copies of Fund documents can request delivery of a single copy instead by calling the same telephone number or writing to the same address.

Copies of the Company’s most recent semi-annual or annual reports, the Funds’ prospectus and statement of additional information, and this proxy statement, are available upon request, and without charge.

To view a copy of the Company’s most recent semi-annual or annual reports, the Funds’ prospectus and/or statement of additional information, please go to www.hartfordinvestor.com and click on the hyperlinks: “Prospectus & Literature” under “Mutual Funds.” Alternatively, if you would like to receive a paper copy of any of these documents, please contact the Funds at P.O. Box 64387, St. Paul, Minnesota 55164-0387 or call 1-888-843-7824, and a copy will be sent, without charge, by first class mail within three business days of your request. To obtain additional information about this Proxy Statement, please go to www.proxyvote.com on or after May 12, 2009 or call 1-866-586-0577 to request a copy.

SHAREHOLDER PROPOSALS

The Funds are not required to hold annual meetings of shareholders and currently do not intend to hold such meetings, unless shareholder action is required in accordance with the 1940 Act. To be considered for inclusion in the proxy statement at any subsequent meeting of shareholders, a shareholder proposal must be submitted to the applicable Fund at the address above at a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws and the Company’s organizational documents. The timely submission of a proposal does not guarantee its inclusion.

By order of the Board of Directors,

Edward P. Macdonald Secretary

May 5, 2009

Appendix A

Fund Shares Outstanding on April 27, 2009

Hartford Target Retirement 2010 Fund

Class	Shares Outstanding on Record Date
Class B	54,582.903
Class C	76,322.718

Hartford Target Retirement 2020 Fund

Class	Shares Outstanding on Record Date
Class B	87,672.715
Class C	133,429.181

Hartford Target Retirement 2030 Fund

Class	Shares Outstanding on Record Date
Class B	102,651.202
Class C	118,648.286

Appendix B

FORM OF ARTICLES OF AMENDMENT
Articles Of Amendment Of The Hartford Mutual Funds, Inc.

The Hartford Mutual Funds, Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Maryland, does hereby certify to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation currently has the authority to issue forty billion, eight hundred seventy million (40,870,000,000) shares of $0.001 par value common stock, with an aggregate par value of forty million eight hundred seventy thousand dollars ($40,870,000), as classified below:

Series	Class A Shares	Class B Shares	Class C Shares	Class I Shares	Class Y Shares
The Hartford Advisers Fund	375,000,000	175,000,000	110,000,000	—	100,000,000
The Hartford Balanced Income Fund	200,000,000	200,000,000	200,000,000	—	200,000,000
The Hartford Capital Appreciation Fund	570,000,000	175,000,000	220,000,000	100,000,000	100,000,000
The Hartford Capital Appreciation II Fund	200,000,000	200,000,000	200,000,000	50,000,000	200,000,000
The Hartford Capital Preservation Fund	285,000,000	75,000,000	200,000,000	—	100,000,000
The Hartford Checks and Balances Fund	400,000,000	200,000,000	200,000,000	50,000,000	—
The Hartford Disciplined Equity Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford Diversified International Fund	125,000,000	75,000,000	75,000,000	50,000,000	50,000,000
The Hartford Dividend and Growth Fund	325,000,000	75,000,000	50,000,000	50,000,000	100,000,000
The Hartford Equity Income Fund	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
The Hartford Floating Rate Fund	800,000,000	200,000,000	800,000,000	250,000,000	200,000,000
The Hartford Focus Growth Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford Fundamental Growth Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford Global Communications Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford Global Enhanced Dividend Fund	200,000,000	200,000,000	200,000,000	50,000,000	50,000,000
The Hartford Global Equity Fund	200,000,000	200,000,000	200,000,000	50,000,000	50,000,000
The Hartford Global Financial Services Fund	125,000,000	75,000,000	50,000,000	—	50,000,000

Series	Class A Shares	Class B Shares	Class C Shares	Class I Shares	Class Y Shares
The Hartford Global Growth Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford Global Health Fund	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
The Hartford Global Technology Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford High Yield Fund	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
The Hartford High Yield Municipal Bond Fund	200,000,000	200,000,000	200,000,000	50,000,000	—
The Hartford Income Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford Inflation Plus Fund	155,000,000	105,000,000	90,000,000	50,000,000	50,000,000
The Hartford International Growth Fund	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
The Hartford International Opportunities Fund	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
The Hartford International Small Company Fund	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
The Hartford LargeCap Growth Fund	200,000,000	200,000,000	200,000,000	—	200,000,000
The Hartford MidCap Fund	225,000,000	75,000,000	110,000,000	50,000,000	50,000,000
The Hartford MidCap Growth Fund	200,000,000	200,000,000	200,000,000	—	200,000,000
The Hartford MidCap Value Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford Money Market Fund	1,200,000,000	500,000,000	1,000,000,000	—	500,000,000
The Hartford Principal Protection Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford Retirement Income Fund	200,000,000	200,000,000	200,000,000	—	200,000,000
The Hartford Select MidCap Growth Fund	200,000,000	200,000,000	200,000,000	—	200,000,000
The Hartford Select MidCap Value Fund	200,000,000	200,000,000	200,000,000	—	200,000,000
The Hartford Select SmallCap Growth Fund	200,000,000	200,000,000	200,000,000	—	200,000,000
The Hartford Select SmallCap Value Fund	200,000,000	200,000,000	200,000,000	—	200,000,000
The Hartford Short Duration Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford Small Company Fund	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
The Hartford Stock Fund	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
The Hartford Strategic Income Fund	200,000,000	200,000,000	200,000,000	50,000,000	100,000,000
The Hartford Tax-Free California Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford Tax-Free New York Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford Target Retirement 2010 Fund	200,000,000	200,000,000	200,000,000	—	200,000,000
The Hartford Target Retirement 2020 Fund	200,000,000	200,000,000	200,000,000	—	200,000,000

Series	Class A Shares	Class B Shares	Class C Shares	Class I Shares	Class Y Shares
The Hartford Target Retirement 2030 Fund	200,000,000	200,000,000	200,000,000	—	200,000,000
The Hartford Total Return Bond Fund	125,000,000	75,000,000	50,000,000	50,000,000	400,000,000
The Hartford Value Fund	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000

Series	Class A Shares	Class B Shares	Class C Shares	Class D Shares	Class I Shares	Class Y Shares
The Hartford Equity Growth Allocation Fund	100,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000
The Hartford Growth Allocation Fund	100,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000
The Hartford Balanced Allocation Fund	100,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000
The Hartford Conservative Allocation Fund	100,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000
The Hartford Income Allocation Fund	100,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000
The Hartford DCA Money Fund Series I				300,000,000
The Hartford DCA Money Fund Series II				300,000,000
The Hartford DCA Money Fund Series III				300,000,000
The Hartford DCA Money Fund Series IV				300,000,000
The Hartford DCA Money Fund Series V				300,000,000

Series	Class R3 Shares	Class R4 Shares	Class R5 Shares
The Hartford Advisers Fund	50,000,000	50,000,000	50,000,000
The Hartford Capital Appreciation Fund	50,000,000	50,000,000	50,000,000
The Hartford Capital Appreciation II Fund	50,000,000	50,000,000	50,000,000
The Hartford Checks and Balances Fund	50,000,000	50,000,000	50,000,000
The Hartford Disciplined Equity Fund	50,000,000	50,000,000	50,000,000
The Hartford Diversified International Fund	50,000,000	50,000,000	50,000,000
The Hartford Dividend and Growth Fund	50,000,000	50,000,000	50,000,000
The Hartford Equity Income Fund	50,000,000	50,000,000	50,000,000
The Hartford Floating Rate Fund	50,000,000	50,000,000	50,000,000
The Hartford Global Enhanced Dividend Fund	50,000,000	50,000,000	50,000,000
The Hartford Global Equity Fund	50,000,000	50,000,000	50,000,000
The Hartford Global Growth Fund	50,000,000	50,000,000	50,000,000
The Hartford Global Health Fund	50,000,000	50,000,000	50,000,000
The Hartford High Yield Fund	50,000,000	50,000,000	50,000,000

Series	Class R3 Shares	Class R4 Shares	Class R5 Shares
The Hartford Inflation Plus Fund	50,000,000	50,000,000	50,000,000
The Hartford International Growth Fund	50,000,000	50,000,000	50,000,000
The Hartford International Opportunities Fund	50,000,000	50,000,000	50,000,000
The Hartford Money Market Fund	50,000,000	1,000,000,000	150,000,000
The Hartford Small Company Fund	50,000,000	50,000,000	50,000,000
The Hartford Stock Fund	50,000,000	50,000,000	50,000,000
The Hartford Total Return Bond Fund	50,000,000	50,000,000	50,000,000
The Hartford Value Fund	50,000,000	50,000,000	50,000,000
The Hartford Retirement Income Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2010 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2015 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2020 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2025 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2030 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2035 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2040 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2045 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2050 Fund	50,000,000	50,000,000	50,000,000
The Hartford Equity Growth Allocation Fund	50,000,000	50,000,000	50,000,000
The Hartford Growth Allocation Fund	50,000,000	50,000,000	50,000,000
The Hartford Balanced Allocation Fund	50,000,000	50,000,000	50,000,000
The Hartford Conservative Allocation Fund	50,000,000	50,000,000	50,000,000
The Hartford Income Allocation Fund	50,000,000	50,000,000	50,000,000

SECOND: At a meeting on February 4, 2009, and pursuant to the authority expressly vested in the Board of Directors of the Corporation by Article IV of the Corporation’s Articles of Amendment and Restatement and in accordance with Sections 2-208 and 2-208.1 of Subtitle 2 of the Maryland General Corporation Law, the Board of Directors has duly authorized the reclassification of such shares, as set forth below:

Series	Class A Shares	Class B Shares	Class C Shares	Class I Shares	Class Y Shares
The Hartford Advisers Fund	375,000,000	175,000,000	110,000,000	—	100,000,000
The Hartford Balanced Income Fund	200,000,000	200,000,000	200,000,000	—	200,000,000
The Hartford Capital Appreciation Fund	570,000,000	175,000,000	220,000,000	100,000,000	100,000,000
The Hartford Capital Appreciation II Fund	200,000,000	200,000,000	200,000,000	50,000,000	200,000,000
The Hartford Capital Preservation Fund	285,000,000	75,000,000	200,000,000	—	100,000,000
The Hartford Checks and Balances Fund	400,000,000	200,000,000	200,000,000	50,000,000	—
The Hartford Disciplined Equity Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford Diversified International Fund	125,000,000	75,000,000	75,000,000	50,000,000	50,000,000

Series	Class A Shares	Class B Shares	Class C Shares	Class I Shares	Class Y Shares
The Hartford Dividend and Growth Fund	325,000,000	75,000,000	50,000,000	50,000,000	100,000,000
The Hartford Equity Income Fund	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
The Hartford Floating Rate Fund	800,000,000	200,000,000	800,000,000	250,000,000	200,000,000
The Hartford Focus Growth Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford Fundamental Growth Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford Global Communications Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford Global Enhanced Dividend Fund	200,000,000	200,000,000	200,000,000	50,000,000	50,000,000
The Hartford Global Equity Fund	200,000,000	200,000,000	200,000,000	50,000,000	50,000,000
The Hartford Global Financial Services Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford Global Growth Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford Global Health Fund	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
The Hartford Global Technology Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford High Yield Fund	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
The Hartford High Yield Municipal Bond Fund	200,000,000	200,000,000	200,000,000	50,000,000	—
The Hartford Income Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford Inflation Plus Fund	155,000,000	105,000,000	90,000,000	50,000,000	50,000,000
The Hartford International Growth Fund	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
The Hartford International Opportunities Fund	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
The Hartford International Small Company Fund	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
The Hartford LargeCap Growth Fund	200,000,000	200,000,000	200,000,000	—	200,000,000
The Hartford MidCap Fund	225,000,000	75,000,000	110,000,000	50,000,000	50,000,000
The Hartford MidCap Growth Fund	200,000,000	200,000,000	200,000,000	—	200,000,000
The Hartford MidCap Value Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford Money Market Fund	1,200,000,000	500,000,000	1,000,000,000	—	500,000,000
The Hartford Principal Protection Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford Retirement Income Fund	200,000,000	200,000,000	200,000,000	—	200,000,000
The Hartford Select MidCap Growth Fund	200,000,000	200,000,000	200,000,000	—	200,000,000
The Hartford Select MidCap Value Fund	200,000,000	200,000,000	200,000,000	—	200,000,000

Series	Class A Shares	Class B Shares	Class C Shares	Class I Shares	Class Y Shares
The Hartford Select SmallCap Growth Fund	200,000,000	200,000,000	200,000,000	—	200,000,000
The Hartford Select SmallCap Value Fund	200,000,000	200,000,000	200,000,000	—	200,000,000
The Hartford Short Duration Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford Small Company Fund	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
The Hartford Stock Fund	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
The Hartford Strategic Income Fund	200,000,000	200,000,000	200,000,000	50,000,000	100,000,000
The Hartford Tax-Free California Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford Tax-Free New York Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford Target Retirement 2010 Fund	600,000,000	—	—	—	200,000,000
The Hartford Target Retirement 2020 Fund	600,000,000	—	—	—	200,000,000
The Hartford Target Retirement 2030 Fund	600,000,000	—	—	—	200,000,000
The Hartford Total Return Bond Fund	125,000,000	75,000,000	50,000,000	50,000,000	400,000,000
The Hartford Value Fund	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000

Series	Class A Shares	Class B Shares	Class C Shares	Class D Shares	Class I Shares	Class Y Shares
The Hartford Equity Growth Allocation Fund	100,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000
The Hartford Growth Allocation Fund	100,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000
The Hartford Balanced Allocation Fund	100,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000
The Hartford Conservative Allocation Fund	100,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000
The Hartford Income Allocation Fund	100,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000
The Hartford DCA Money Fund Series I				300,000,000
The Hartford DCA Money Fund Series II				300,000,000
The Hartford DCA Money Fund Series III				300,000,000
The Hartford DCA Money Fund Series IV				300,000,000
The Hartford DCA Money Fund Series V				300,000,000

Series	Class R3 Shares	Class R4 Shares	Class R5 Shares
The Hartford Advisers Fund	50,000,000	50,000,000	50,000,000
The Hartford Capital Appreciation Fund	50,000,000	50,000,000	50,000,000
The Hartford Capital Appreciation II Fund	50,000,000	50,000,000	50,000,000
The Hartford Checks and Balances Fund	50,000,000	50,000,000	50,000,000
The Hartford Disciplined Equity Fund	50,000,000	50,000,000	50,000,000
The Hartford Diversified International Fund	50,000,000	50,000,000	50,000,000
The Hartford Dividend and Growth Fund	50,000,000	50,000,000	50,000,000
The Hartford Equity Income Fund	50,000,000	50,000,000	50,000,000
The Hartford Floating Rate Fund	50,000,000	50,000,000	50,000,000
The Hartford Global Enhanced Dividend Fund	50,000,000	50,000,000	50,000,000
The Hartford Global Equity Fund	50,000,000	50,000,000	50,000,000
The Hartford Global Growth Fund	50,000,000	50,000,000	50,000,000
The Hartford Global Health Fund	50,000,000	50,000,000	50,000,000
The Hartford High Yield Fund	50,000,000	50,000,000	50,000,000
The Hartford Inflation Plus Fund	50,000,000	50,000,000	50,000,000
The Hartford International Growth Fund	50,000,000	50,000,000	50,000,000
The Hartford International Opportunities Fund	50,000,000	50,000,000	50,000,000
The Hartford Money Market Fund	50,000,000	1,000,000,000	150,000,000
The Hartford Small Company Fund	50,000,000	50,000,000	50,000,000
The Hartford Stock Fund	50,000,000	50,000,000	50,000,000
The Hartford Total Return Bond Fund	50,000,000	50,000,000	50,000,000
The Hartford Value Fund	50,000,000	50,000,000	50,000,000
The Hartford Retirement Income Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2010 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2015 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2020 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2025 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2030 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2035 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2040 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2045 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2050 Fund	50,000,000	50,000,000	50,000,000
The Hartford Equity Growth Allocation Fund	50,000,000	50,000,000	50,000,000
The Hartford Growth Allocation Fund	50,000,000	50,000,000	50,000,000
The Hartford Balanced Allocation Fund	50,000,000	50,000,000	50,000,000
The Hartford Conservative Allocation Fund	50,000,000	50,000,000	50,000,000
The Hartford Income Allocation Fund	50,000,000	50,000,000	50,000,000

THIRD: Shares of the Corporation’s Class A, B, C, D, I, R3, R4, R5 and Y common stock shall have all the rights, preferences and privileges as set forth in the Corporation’s charter and as set forth in the Corporation’s current prospectuses, statements of additional information and multiple class plan.

FOURTH: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

FIFTH: The foregoing amendment to the Charter of the Corporation has been approved by a majority of the entire Board of Directors and a majority of the stockholders entitled to vote on the matter as required by the Maryland General Corporation Law and the Charter of the Corporation.

IN WITNESS WHEREOF, Hartford Mutual Fund, Inc. has caused these Articles of Amendment to be duly executed by Edward P. Macdonald, its Vice President, and attested to by Catherine E. Marshall, its Assistant Secretary, this [  ] day of [  ] 2009.

The Hartford Mutual Funds, Inc.

By:	Edward P. Macdonald Vice President

Attest:

Catherine E. Marshall Assistant Secretary

THE UNDERSIGNED, Vice President of Hartford Mutual Funds, Inc., who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

Edward P. Macdonald Vice President

Appendix C

FORM OF PLANS OF RECLASSIFICATION

THE PLANS OF RECLASSIFICATION (each, a “PLAN” and collectively, the “PLANS”) dated as of this [  ] day of [  ] 2009 are adopted on behalf of The Hartford Target Retirement 2010 Fund, The Hartford Target Retirement 2020 Fund and The Hartford Target Retirement 2030 Fund (each, a “FUND”), each a separate series of Hartford Mutual Funds, Inc. (the “COMPANY”), a Maryland corporation with its principal place of business at 200 Hopmeadow Street, Simsbury, Connecticut 06089, operating as an open-end management investment company under the Investment Company Act of 1940.

WHEREAS, the reclassifications (the “RECLASSIFICATIONS”) are intended to be effectuated pursuant to an amendment and restatement of the Company’s Articles of Incorporation.

WHEREAS, the Reclassifications will consist of the reclassification of all of the authorized (including issued and outstanding) Class B and Class C shares of each applicable Fund as Class A Shares of the same respective Fund, all upon the terms and subject to the conditions set forth herein; and

WHEREAS, the Plans are intended to be and each is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1)(E) of the U.S. Internal Revenue Code of 1986, as amended (the “CODE”); and

WHEREAS, each Reclassification is expected to qualify as a tax-free transaction under Section 1036 of the Code and should also qualify as a tax-free “reorganization” within the meaning of Section 368(a)(1)(E) of the Code; and

WHEREAS, the Board of Directors of the Company on behalf of the Funds has determined that each Reclassification is advisable and in the best interests of the applicable Fund shareholders, and that the interests of the existing holders of Class A Shares of each Fund would not be diluted as a result of any Reclassification.

1.  RECLASSIFICATIONS

1.1.  Upon the terms and subject to the conditions precedent set forth herein, each Class B share and each Class C share shall be reclassified as Class A shares of the same respective Fund. The respective Fund shall designate on its books and records each such Class B shareholder and Class C shareholder as holding the number of Class A Shares of the same respective Fund, including fractional Class A Shares, determined by dividing the net asset value of one Class B or Class C Share of the respective Fund, as applicable, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Class A Share of the same respective Fund, computed in the manner as of the time and date set forth in paragraph 2.2, multiplied by the total number of Class B or Class C shares of the respective Fund, as applicable, owned by each such Class B shareholder or Class C shareholder. Such transactions shall take place at the closing on the Closing Date (as defined below) provided for in paragraph 3.1 (the “CLOSING”).

1.2.  On or prior to the Closing Date, the Reclassifications will be accomplished by the Company filing an amendment and restatement of the Company’s Articles of Incorporation to reflect each Reclassification that has been approved as described in Section 5.1 (the “AMENDMENT”) which shall become effective as of the Closing Date.

1.3.  Ownership of the Class A Shares of the applicable Fund will be shown on the books of such Fund’s transfer agent.

2.  VALUATION

2.1.  The net asset value of the Class B and Class C Shares of the applicable Funds shall be the value computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the date of the Closing of the Reclassification (such time and date being hereinafter called the “CLOSING DATE”), using the valuation procedures set forth in the current prospectus and statement of additional information of such Fund as of the Closing Date.

2.2.  The net asset value of the Class A Shares of each Fund shall be the value computed as of the close of regular trading on the NYSE on the Closing Date, using the valuation procedures set forth in the current prospectus and statement of additional information of such Fund as of the Closing Date.

2.3. All computations of value shall be made by the Funds’ pricing agent in accordance with its regular practice as pricing agent for the Funds.

3.  CLOSING AND CLOSING DATE

3.1.  The Closing Date shall be established by the Company in its sole discretion. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held as of 5:00 p.m. (local time) at the offices of the Company, 200 Hopmeadow Street, Simsbury, Connecticut 06089, or at such other time and/or place as the Company shall decide.

3.2.  In the event that on the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Funds shall be closed to trading or trading thereon shall be restricted or (ii) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of any Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.  OPERATION OF BUSINESS

4.1.  Each Fund will operate its business, with regard to the shares referred to herein, in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions necessary or advisable, in each case payable either in cash or in additional shares.

4.2.  The Fund shall use its commercially reasonable efforts to cause the Reclassification to qualify as a tax-free transaction under Section 1036 of the Code and as a tax-free “reorganization” within the meaning of Section 368(a)(1)(E) of the Code.

5.  CONDITIONS PRECEDENT TO OBLIGATIONS FOR RECLASSIFICATION

5.1.  Each Plan shall become effective only upon approval of the applicable Plan and Amendment by the affirmative vote of holders of a majority of the outstanding Class B or Class C Shares, as applicable, of each appropriate Fund.

5.2.  If a Plan is not approved separately, as set forth in Section 5.1 above, by each class of each Fund in accordance with the provisions of the Company’s Articles of Incorporation and By-laws on or before the Closing Date, the Plan shall not be consummated for such class of that Fund.

5.3.  The Funds will use commercially reasonable efforts to take all actions necessary, proper or advisable to obtain approval of the transactions contemplated herein.

6.  EXPENSES

6.1.  Hartford Investment Financial Services, LLC, the investment adviser to the Funds, will assume the costs and expenses of the Reclassifications excepting taxes and extraordinary expenses, if any.

6.2.  No Fund will impose contingent deferred sales charges or up-front sales charges upon affected shareholders as a part of the Reclassifications.

Appendix D

5% Beneficial Owners of Fund Shares as of April 27, 2009

As of April 27, 2009, the following shareholders were beneficial owners of the percentages of outstanding shares of the Funds indicated below.

The Hartford Target Retirement 2010 Fund

Class	Name and Address of Beneficial Owner*	Amount and Nature of Beneficial Ownership	Percent of Class
A	Hartford Life Insurance Company Separate Accounts 401K Business ATTN: UIT Operations PO BOX 2999 Hartford CT 06104-2999	541,834.6320	59.38%
A	Pershing LLC Pershing Plaza PO Box 2052 Jersey City NJ 07303-2052	133,444.2800	14.62%
B	NFS LLC FEBO NFS/FMTC IRA FBO Betty S Price 1415 1ST Street North #503 Jacksonville Beach FL 32250-7393	19,293.2850	35.35%
B	HL Investment Advisors** ATTN Marilyn Orr 500 Bielenberg Dr Woodbury MN 55125-4401	15,151.2920	27.76%
B	US Bank National ASSOC C/F Marjorie E Albert Simple IRA 438 S Ogden DR Los Angeles CA 90036-3121	3,245.7200	5.95%
B	Pershing LLC Pershing Plaza PO Box 2052 Jersey City NJ 07303-2052	2,910.6780	5.33%
C	HL Investment Advisors** ATTN Marilyn Orr 500 Bielenberg Dr Woodbury MN 55125-4401	15,146.2610	19.85%
C	LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	8,139.1140	10.66%
C	LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	6,625.1550	8.68%
C	James Eckstein 401K Individual James L Eckstein Trustee IND (K) 73504 510TH ST Hector MN 55342	6,167.8910	8.08%

The Hartford Target Retirement 2020 Fund

Class	Name and Address of Beneficial Owner*	Amount and Nature of Beneficial Ownership	Percent of Class
A	Hartford Life Insurance Company Separate Accounts 401K Business ATTN: UIT Operations PO Box 2999 Hartford CT 06104-2999	1,223,797.8690	71.15%
B	US Bank National Assoc C/F Susan Alford IRA PO Box 339 Middlesex NC 27557-0339	9,580.4200	10.93%
B	US Bank Natl Assoc C/F Courtney Searls-Ridge SEP 2658 48th Ave SW Seattle WA 98116-2304	5,451.3500	6.22%
B	First Clearing LLC Joyce M Hammock WBNA CUSTODIAN TRAD IRA 9013 Flicker PL Columbia MD 21045-2904	4,597.6830	5.24%
C	US Bank National Assoc C/F Judith E Barkley IRA 22 Pine Hill RD Burlington Ct 06013-2303	13,315.6290	9.98%
C	Carpe Diem Communications Inc Acct Of Julie Edelman 5 Boland Ct Mahwah NJ 07430-2571	9,334.6930	7.00%
C	US Bank National Assoc C/F Larry E Patterson Simple IRA 514 Maple Dr Spearfish SD 57783-3220	9,263.9440	6.94%
C	US Bank National Assoc C/F James V Loughlin DCD FBO Marie A Magliano Bene IRA 16 Betony Ct Newton NJ 07860-5377	9,069.7240	6.80%
C	Daniel S Swannie Retirement Plan Daniel S Swannie TRUSTEE IND (K) 6700 Woodlands PKWY STE 230-211 Spring TX 77382-2575	7,662.6810	5.74%
C	US Bank National Assoc C/F Maria G Dichoso-Wood R/OVER IRA 10209 Annie Oakley Trl Mint Hill NC 28227-7647	7,195.4830	5.39%

The Hartford Target Retirement 2030 Fund

Class	Name and Address of Beneficial Owner*	Amount and Nature of Beneficial Ownership	Percent of Class
A	Hartford Life Insurance Company Separate Accounts 401k Business ATTN: UIT Operations PO Box 2999 Hartford CT 06104-2999	1,381,321.1950	71.36%
B	US Bank National Assoc C/F Arletha L Northrop R/OVER IRA 5610 Parkview Ln Everett WA 98203-3484	7,067.4920	6.88%
B	Sandra K Frickey PO Box 32534 Juneau AK 99803-2534	5,756.6350	5.61%
C	Pershing LLC Pershing Plaza PO Box 2052 Jersey City NJ 07303-2052	20,177.8310	17.01%
C	Welcome Neighbor Inc IND 401K Plan Susan D Coyne TRUSTEE IND (K) FBO Jeffrey Coyne 21314 Summerbrook Dr Cornelius NC 28031-8543	11,909.2490	10.04%
C	LPL Financial Services 9785 Towne Centre Dr San Diego CA 92121-1968	8,730.9060	7.36%
C	US Bank National Assoc George R Stevenson III R/OVER IRA 5378 Reed RD Howard City MI 49329-9417	7,409.1120	6.24%

*

Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

**

HL Investment Advisors intends to vote shares held in seed accounts in the same proportion as the vote of all of the other holders of Class B and Class C shares of The Hartford Target Retirement 2010 Fund.

FORM OF PROXY CARD
PROXY	THE HARTFORD MUTUAL FUNDS, INC.	PROXY
PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD July 16, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned appoints Tamara Fagely, Edward Macdonald and Catherine Marshall or each of them separately with power to act without the other and with the right of substitution in each, the proxies of the undersigned (the “Proxies”), to vote, as designated herein, all shares of The Hartford Mutual Funds, Inc. (the “Funds”) held by the undersigned on April 27, 2009, at a Special Meeting of Shareholders (the “Meeting”) to be held at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, on July 16, 2009 at 1:00 p.m., Eastern Time, and at any adjournments or postponements thereof, upon the matters on the reverse as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement, with all powers the undersigned would possess if present in person.

By executing this proxy, the undersigned revokes all previous proxies with respect to the Meeting and acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement. This proxy may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of the Fund or by executing a superseding proxy.

VOTE VIA THE INTERNET: [HTTPS://WWW.PROXYVOTE.COM] VOTE VIA THE TELEPHONE: [1-866-586-0577]

NOTE: Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If signing for a partnership, please sign in partnership name by authorized person.

Signature

Signature (Joint Owners)

Date	HGF_16928

FUNDS	FUNDS	FUNDS
Fundname Drop in 1	Fundname Drop In 2	Fundname Drop In 3
Fundname Drop In 4	Fundname Drop In 5	Fundname Drop In 6

VOTING OPTIONS
READ YOUR PROXY STATEMENT AND HAVE IT AT HAND WHEN VOTING.

(COMPUTER GRAPHIC)	(TELEPHONE	(ENVELOPE	(PERSON GRAPHIC)
	GRAPHIC)	GRAPHIC)

VOTE ON THE INTERNET	VOTE BY PHONE	VOTE BY MAIL	VOTE IN PERSON
LOG ON TO:	CALL 1-866-586-0577	VOTE, SIGN AND	ATTEND
HTTPS://WWW.PROXYVOTE.COM	FOLLOW THE	DATE THIS PROXY	SHAREHOLDER
FOLLOW THE ON-SCREEN	RECORDED	CARD AND RETURN	MEETING
INSTRUCTIONS	INSTRUCTIONS	IN THE POSTAGE-	200 HOPMEADOW
AVAILABLE 24 HOURS	AVAILABLE 24 HOURS	PAID ENVELOPE	STREET
SIMSBURY, CT
ON JULY 16, 2009

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTER SET FORTH BELOW. IT IS UNDERSTOOD
THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED “FOR” SUCH MATTER.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS, SIMPLY SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE:     ☒

☐     To vote as the Board Recommends for ALL Funds on ALL Proposals mark this box. No other vote is necessary.

1.	THE APPROVAL OF THE ARTICLES OF AMENDMENT OF THE COMPANY AND A PLAN OF RECLASSIFICATION WHEREBY CLASS B SHARES WILL BE RECLASSIFIED AS CLASS A SHARES.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop In 1	☐	☐	☐	Fundname Drop In 2	☐	☐	☐	Fundname Drop In 3	☐	☐	☐
Fundname Drop In 4	☐	☐	☐	Fundname Drop In 5	☐	☐	☐	Fundname Drop In 6	☐	☐	☐
Fundname Drop In 7	☐	☐	☐		☐	☐	☐

2.	THE APPROVAL OF THE ARTICLES OF AMENDMENT AND RESTATEMENT OF THE COMPANY AND A PLAN OF RECLASSIFICATION WHEREBY CLASS C SHARES WILL BE RECLASSIFIED AS CLASS A SHARES.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop In 1	☐	☐	☐	Fundname Drop In 2	☐	☐	☐	Fundname Drop In 3	☐	☐	☐
Fundname Drop In 4	☐	☐	☐	Fundname Drop In 5	☐	☐	☐	Fundname Drop In 6	☐	☐	☐
Fundname Drop In 7	☐	☐	☐		☐	☐	☐

3.	TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.